Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Supplement dated July 24, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

The prospectuses and statements of additional information for Janus Henderson Balanced Portfolio (“Balanced Portfolio”), Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”), and Janus Henderson Flexible Bond Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) will be amended as follows:

1.

Portfolio Management Changes for Balanced Portfolio and Flexible Bond Portfolio. Effective on or about June 1, 2027, Greg Wilensky, Executive Vice President and Co-Portfolio Manager of Balanced Portfolio and Flexible Bond Portfolio, intends to retire from the asset management industry and Janus Henderson Investors. In connection with Mr. Wilensky’s retirement, all references to Greg Wilensky will be deleted from the prospectuses and statements of additional information for the Portfolios on June 1, 2027.

Jeremiah Buckley and Michael Keough will continue to serve as Executive Vice Presidents and Co-Portfolio Managers of Balanced Portfolio.

Mr. Keough and John Lloyd will continue to serve as Executive Vice Presidents and Co-Portfolio Managers of Flexible Bond Portfolio.

2.

Portfolio Management Changes for Enterprise Portfolio. Effective on or about December 31, 2027, Brian Demain, Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, intends to retire from the asset management industry and Janus Henderson Investors. In connection with Mr. Demain’s retirement, all references to Brian Demain will be deleted from the prospectuses and statements of additional information for the Portfolio on October 31, 2027.

Cody Wheaton will continue to serve as Executive Vice President and Portfolio Manager of the Portfolio.

Please retain this Supplement with your records.